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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 21, 2003



                   Cognizant Technology Solutions Corporation
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
            ---------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                    0-24429                                13-3728359
       -------------------------------------    -------------------------------
            (Commission File Number)                   (I.R.S. Employer
                                                       Identification No.)


          500 Glenpointe Centre West
            Teaneck, New Jersey                               07666
   ----------------------------------------    --------------------------------
   (Address of Principal Executive Offices)                (Zip Code)


                                 (201) 801-0233
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              (Registrant's Telephone Number, Including Area Code)


 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events.
          --------------

          As of 5:00 pm, New York time, February 20, 2003 all outstanding shares of class B common stock (the "Class B Stock"), par value $.01 per share, of Cognizant Technology Solutions Corporation (the "Company"), automatically converted into shares of the Company's class A common stock (the "Class A Stock"), par value $.01 per share. The conversion occurred pursuant to a provision of the Company's Restated Certificate of Incorporation which specifies that at any time when the outstanding shares of Class B Stock represent less than 35% of the economic ownership represented by the aggregate number of shares of the Company's common stock then outstanding, all shares of outstanding Class B Stock are to automatically convert into shares of Class A Stock.

          A press release relating to these matters was issued by the Company on February 21, 2003. A copy of the press release relating to the conversion is filed as Exhibit 99.1 to this Form 8-K.

Item 7.   Exhibits
          -------
          99.1  Press Release dated February 21, 2003.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION



DATED: February 24, 2003           By: /s/ Wijeyaraj Mahadeva
                                       ------------------------
                                   Name:  Wijeyaraj Mahadeva
                                   Title: Chairman of the Board and
                                          Chief Executive Officer















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                                  EXHIBIT INDEX

Exhibit No.     Description
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   99.1         Press Release dated February 21, 2003.